SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2003
(January 13, 2003)

IASIS HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-94521	76-0450619

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

113 Seaboard Lane, Suite A-200 Franklin, Tennessee	37067

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 844-2747

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
SUPPLEMENTAL FINANCIAL INFORMATION

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

99.1	Preliminary financial information for the fiscal quarter ended December 31, 2002.

Item 9. Regulation FD Disclosure.

On January 13, 2003, IASIS Healthcare Corporation plans to disclose certain preliminary financial information for the fiscal quarter ended December 31, 2002 to prospective lenders and others in conjunction with its ongoing efforts to refinance its senior secured credit facility. This preliminary financial information is set forth in Exhibit 99.1 attached hereto and incorporated herein by reference and is subject to adjustment. The company intends to announce its full financial results for the fiscal quarter ended December 31, 2002 on or about February 4, 2003.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IASIS HEALTHCARE CORPORATION

		By:	/s/ W. Carl Whitmer

W. Carl Whitmer Chief Financial Officer
Date:	January 13, 2003

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EXHIBIT INDEX

No.	Exhibit

99.1	Preliminary financial information for the fiscal quarter ended December 31, 2002.